UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 27, 2011

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                     Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of the stockholders of Ameriprise Financial, Inc. (“Company”) was held on April 27, 2011. At the meeting, the holders of 216,674,121 shares of common stock, which represents approximately 88 percent of the outstanding shares entitled to vote as of the record date of February 28, 2011, were represented in person or by proxy.

The voting results of the Items 1, 2 and 4 approved by the stockholders at the meeting are set forth below.  The voting results for Item 3, indicating the preferred choice of stockholders as to the frequency with which the Company is to hold a nonbinding advisory vote to approve the compensation of the named executive officers, are also set forth below.

Item 1. In the vote on the election of three Class III directors, each for a term of two years to expire at the 2013 annual meeting or until their successors are elected and qualified, the “for” votes received by W. Walker Lewis, Siri S. Marshall and William H. Turner represented approximately 92, 92 and 99.5 percent, respectively, of the shares voted at the meeting.  The voting results were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
W. Walker Lewis	185,571,093	16,315,593	160,591	14,626,844
Siri S. Marshall	185,545,851	16,336,555	164,871	14,626,844
William H. Turner	200,698,124	1,080,355	268,798	14,626,844

The directors whose terms continued after the meeting are as follows:

Class I Directors — Term Expires in 2012	Class II Directors — Term Expires in 2013
Warren D. Knowlton	James M. Cracchiolo
Jeffrey Noddle	H. Jay Sarles
Robert F. Sharpe, Jr.

Item 2. The nonbinding advisory vote to approve the compensation of the Company’s named executive officers resulted in “for” votes from approximately 88 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,017,736	23,758,498	271,043	14,626,844

Item 3. The nonbinding advisory vote on the frequency of the stockholder advisory vote on the compensation of the named executive officers resulted in a majority vote for the annual approval of such compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
175,160,893	442,231	26,200,460	243,693	14,626,844

Following the annual meeting of stockholders, the Company’s Board of Directors held a duly convened meeting on the same day. In light of the fact that the Board’s recommendation that stockholders be given an annual nonbinding advisory vote to approve the compensation of the named executive officers received the affirmative vote of a majority of the votes cast, the Board approved a resolution providing that stockholders shall be given such a vote at each year’s annual meeting of stockholders until such time as the Company’s stockholders express a preference for a less frequent vote or such a vote is no longer required by law or regulation, whichever shall first occur.

Item 4. The vote on the ratification of the selection by the Company’s audit committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 resulted in “for” votes from approximately 99.6 percent of the shares voted. The voting results were as follows:

Votes For	Votes Against	Abstentions
215,790,981	765,852	117,288

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: April 28, 2011	By	/s/ Thomas R. Moore
Thomas R. Moore
Vice President, Chief Governance Officer
and Corporate Secretary